                                                                    Exhibit 10.4

  AMENDMENT NO. 1 TO AMENDED AND RESTATED LEASE RECEIVABLES PURCHASE AGREEMENT

                            dated as of May 26, 2000

     THIS AMENDMENT NO. 1 ("AMENDMENT"), to the AMENDED AND RESTATED LEASE RECEIVABLES PURCHASE AGREEMENT, dated as of March 31, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "LRPA"), among HPSC Bravo Funding Corp., a Delaware corporation ("HPSC BRAVO"), as the Seller thereunder, HPSC, Inc., a Delaware corporation ("HPSC INC."), as the Servicer thereunder, Triple-A One Funding Corporation, a Delaware corporation ("TRIPLE-A"), and Capital Markets Assurance Corporation, a New York stock insurance company ("CAPMAC"), as Collateral Agent and Administrative Agent thereunder, is entered into by each of the foregoing as of May 26, 2000. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List referenced in the LRPA.

                             PRELIMINARY STATEMENTS

     HPSC Bravo, HPSC Inc., Triple-A and CapMAC wish to amend the LRPA in certain respects and as a result have agreed to amend the LRPA on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HPSC Bravo, HPSC Inc., Triple-A and CapMAC agree as follows:

     The Definitions List referenced in Section 1.01 of the LRPA is hereby amended to delete therefrom the definition of "FACILITY LIMIT" and to substitute therefor the following definition of "FACILITY LIMIT":

     "FACILITY LIMIT" means, as of any date of determination, (i) $397,500,000, as such amount may be reduced pursuant to SECTION 2.03 of the Triple-A Purchase Agreement MINUS (ii) the aggregate principal amount of "Triple-A Loans" outstanding on such date under the Credit Agreement.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of HPSC Bravo and HPSC Inc. represents and warrants as follows:

     (a) This Amendment and LRPA as previously executed and as amended hereby, constitute legal, valid and binding obligations of each of HPSC Bravo and HPSC Inc. and are enforceable against each of HPSC Bravo and HPSC Inc. in accordance with their terms.

     (b) Upon the effectiveness of this Amendment, each of HPSC Bravo and HPSC Inc. hereby reaffirms that the representations and warranties contained in
ARTICLE IV of the LRPA are true and correct.

     (c) Upon the effectiveness of this Amendment, each of HPSC Bravo and HPSC Inc. hereby reaffirms all covenants made in the LRPA and the other Facility Documents to which it is a party to the extent the same are not amended hereby and agrees that all such covenants shall be deemed to have been remade as of the effective date of this Amendment.

     (d) No Wind-Down Event or Unmatured Wind-Down Event or Event of Termination has occurred or is continuing.

     SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, PROVIDED that all of the following conditions are met in form and substance satisfactory to Triple-A and CapMAC:

     (a) This Amendment shall have been executed and delivered by HPSC Bravo, HPSC Inc., Triple-A and CapMAC,

     (b) On the date the last of the conditions listed herein is satisfied (the "DELIVERY DATE") there shall exist no Wind-Down Event or Unmatured Wind-Down Event or Event of Termination under any HPSC Agreement, and

     (c) Each of Triple-A and CapMAC shall have received a fully executed copy, in form and substance acceptable to it, of the Joinder Agreement to be entered into by Transamerica Occidental Life Insurance Company.

     SECTION 4. REFERENCE TO AND EFFECT ON THE LRPA. Except as specifically set forth above, the LRPA, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of Triple-A or CapMAC, nor constitute a waiver of any provisions of the LRPA, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     SECTION 5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

     SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws (including Section 5-1401 of the General Obligations Law but otherwise without respect to conflict of law principles) of the State of New York.

     SECTION 7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               The remainder of this page is intentionally blank.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                                HPSC BRAVO FUNDING CORP., as
                                                Seller


                                                By: /s/ Raymond R. Doherty
                                                    -------------------------
                                                Title: Secretary, Treasurer


                                                HPSC, INC., as Servicer


                                                By: /s/ Rene Lefebvre
                                                    -------------------------
                                                Title: VP & CFO

                                                TRIPLE-A ONE FUNDING
                                                CORPORATION, as Purchaser

                                                By CAPITAL MARKETS ASSURANCE
                                                CORPORATION,  Its Attorney-In-
                                                Fact


                                                By: /s/ Richard Langberg
                                                    -------------------------
                                                Title: Vice President


                                                CAPITAL MARKETS ASSURANCE
                                                CORPORATION, as Collateral Agent
                                                and Administrative Agent


                                                By: /s/ Richard Langberg
                                                    -------------------------
                                                Title: Vice President